Reconciliations and Financial Slides
from the 2013 Safeway Investor Conference

March 6, 2013

Safe Harbor Language

This presentation may contain forward-looking statements. Such statements may related to topics such as sales, margins and basis point changes in margins, earnings and earnings per diluted share estimates, free cash flow and capital expenditures, and other related subjects.

These statements are based on Safeway's current plans and expectations and are subject to risks and uncertainties that could cause actual events and results to vary significantly from those implied by such statements. We ask you to refer to Safeway's reports and filings with the SEC for a further discussion of these risks and uncertainties.

Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow *
(In Millions)
	2012 Original Guidance
	Low	High	2012	2011	2010	2009	2008	2007	2006	2005
Net cash flow from operating activities	$1,700	$1,800	$1,569	$2,024	$1,850	$2,549	$2,251	$2,190	$2,175	$1,881
(Increase) decrease in payables related to third-party gift cards, net of receivables	—	—	(26)	(294)	7	(170)	(24)	(84)	(71)	(48)
Interest earned on favorable income tax settlement, net of tax	—	—	—	—	—	—	—	—	(63)	—
Net cash flow from operating activities, as adjusted	1,700	1,800	1,543	1,730	1,857	2,379	2,227	2,106	2,041	1,833
Net cash flow used by investing activities	(850)	(850)	(572)	(1,015)	(799)	(889)	(1,546)	(1,686)	(1,735)	(1,314)
Cash used for investments and other business acquisitions	—	—	—	36	—	—	—	—	50	—
Net cash flow used by investing activities, as adjusted	(850)	(850)	(572)	(979)	(799)	(889)	(1,546)	(1,686)	(1,685)	(1,314)
Free cash flow	$850	$950	$971	$751	$1,058	$1,490	$681	$420	$356	$519

* Free cash flow is calculated as (1) net cash flow from operating activities adjusted to exclude payables related to third-party gift cards, net of receivables, less (2) net cash flow used by investing activities adjusted to exclude cash used by investments and business acquisitions. Cash from the sale of third-party gift cards is held for a short period of time and then remitted, less our commission, to card partners. Because this cash flow is temporary, it is not available for other uses, and it is therefore excluded from our calculation of free cash flow. We add back cash used by investments and business acquisitions to our calculation of free cash flow in order to provide a more accurate indication of our capacity to apply our available free cash flow to its intended uses. No forecast was made for these items.

Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow
(In Millions)

	2013G		2014F		2015F		2016F		2017F
	Low	High	Low	High	Low	High	Low	High	Low	High
Net cash flow from operating activities	$1,700	$1,900	$1,800	$2,000	$1,900	$2,100	$2,100	$2,300	$2,200	$2,400
Net cash flow used by investing activities	(850)	(950)	(800)	(900)	(800)	(900)	(900)	(1,000)	(900)	(1,000)
Free cash flow	$850	$950	$1,000	$1,100	$1,100	$1,200	$1,200	$1,300	$1,300	$1,400

Reconciliation of Diluted EPS from Continuing Operations, as Reported, to Diluted EPS from Continuing Operations, as Adjusted

2012

Diluted earnings per share from continuing operations, as reported	$2.27

Gain from legal settlements	(0.12)

Diluted earnings per share from continuing operations, as adjusted	$2.15

Reconciliation of Operating Profit Margin BP Change
Excluding Fuel, Gross Presentation of Gift Card Commissions in 2011, Unusual Items and Gain from Legal Settlements in 2012

Basis point (decrease) increase over prior year:
			2012
	2013G		Original Guidance
	Low	High	Low	High	2012	2011	2010	2009	2008	2007	2006	2005
Basis point change in operating profit margin	(21)	(11)	(12)	(2)	(10)	(22)	436	(574)	1	21	82	(11)

Unusual items:
Texas store closures											(29)	29
Goodwill impairment charges							(483)	483
Impairment charges												(13)
Labor buyout and health and welfare contributions											(15)	7
Stock option expense												15
Impact from gross presentation of gift card commissions						5
Fuel impact	9	9	7	7	14	9	(3)	(4)	(1)	4	15	6

Basis point change in operating profit margin, excluding fuel, gross presentation of gift card commissions in 2011 and unusual items	(12)	(2)	(5)	5	4	(8)	(50)	(95)	—	25	53	33
Gain from legal settlements in 2012	12	12			(12)
Basis point change in operating profit margin, excluding fuel, unusual items and gain from legal settlements in 2012	—	10			(8)

Reconciliation of Operating & Administrative Expense BP Change
Excluding Fuel, Gross Presentation of Gift Card Commissions, just for U™ launch costs in 2012 and Unusual Items

Basis point (decrease) increase over prior year:

	2012	2011	2010	2009	2008	2007	2006	2005

Basis point change in operating & administrative expense	(42)	(102)	12	116	(38)	(29)	(93)	(53)

Unusual items:
Texas store closures							29	(29)
Impairment charges								13
Labor buyout and health and welfare contributions							15	(7)
Stock option expense								(15)
Impact from gross presentation of gift card commissions		28
Fuel impact	16	69	31	(56)	11	16	13	32
Basis point change in operating & administrative expense, excluding fuel, gross presentation of gift card commissions and unusual items	(26)	(5)	43	60	(27)	(13)	(36)	(59)
just for U launch costs in 2012	(4)
Basis point change in operating & administrative expense, excluding fuel and just for U launch costs in 2012	(30)

Reconciliation of Gross Margin BP Change
Excluding Fuel, Gross Presentation of Gift Card Commissions and just for U™ launch costs in 2012

Basis point (decrease) increase over prior year:

	2012	2011	2010	2009	2008	2007	2006

Basis point change in gross margin	(52)	(125)	(34)	24	(36)	(8)	(11)
Fuel	30	80	27	(59)	10	20	28
Impact from gross presentation of gift card commissions	—	32	—	—	—	—	—
Basis point change in gross margin, excluding fuel and gross presentation of gift card commissions	(22)	(13)	(7)	(35)	(26)	12	17
Launch costs just for U	7
Basis point change in gross margin, excluding fuel and just for U launch costs in 2012	(15)

Reconciliation of Net Cash Flow from Operating Activities to Adjusted EBITDA
(dollars in millions)

	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Net cash flow from operating activities	$1,569.7	$2,023.6	$1,849.7	$2,549.7	$2,250.9	$2,190.5	$2,175.0	$1,881.0	$2,226.4	$1,609.6

Add (subtract):
Income taxes	262.2	363.9	290.6	144.2	539.3	515.2	369.4	287.9	233.7	310.9
Interest expense	304.0	272.2	298.5	331.7	358.7	388.9	396.1	402.6	411.2	442.4
Deferred income taxes	36.0	63.7	31.3	142.1	(171.7)	(130.8)	(1.1)	215.9	29.2	77.9
Net pension and post-retirement benefits expense	(150.8)	(114.3)	(125.2)	(140.1)	(96.7)	(72.1)	(83.1)	(115.6)	(112.9)	(130.9)
Contributions to pension and post-retirement benefit plans	159.5	176.2	17.7	24.4	42.5	33.0	29.2	18.1	15.1	12.1
(Increase) decrease in accrued claims and other liabilities	(44.8)	(23.2)	(36.2)	34.3	(21.1)	5.8	(10.8)	(44.1)	(118.1)	(52.7)
Gain (loss) on property dispositions and lease exit activities	79.1	65.6	27.5	(12.7)	19.0	42.3	17.8	(13.6)	(20.6)	13.4
Changes in working capital items	148.0	(385.8)	67.9	(426.7)	226.0	(45.6)	(181.4)	(310.9)	(538.2)	263.0
Lease exit costs and gain on property dispositions from discontinued operations	59.6	—	—	—	—	—	—	—	—	—
Other	(12.3)	(17.4)	3.4	(25.6)	(0.5)	26.1	(4.1)	(14.4)	(14.5)	(8.2)

Total Adjusted EBITDA	$2,410.2	$2,424.5	$2,425.2	$2,621.3	$3,146.4	$2,953.3	$2,707.0	$2,306.9	$2,111.3	$2,537.5

Reconciliation of Net Income (Loss) Attributable to Safeway Inc. to Adjusted EBITDA (Interest Coverage)
(dollars in millions)

	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Net income (loss) attributable to Safeway Inc.	$596.5	$516.7	$589.8	$(1,097.5)	$965.3	$888.4	$870.6	$561.1	$560.2	$(169.8)

Add (subtract):
Property impairment charges and tax expense from discontinued operations	27.7	—	—	—	—	—	—	—	—	—
Income taxes	262.2	363.9	290.6	144.2	539.3	515.2	369.4	287.9	233.7	310.9
Interest expense	304.0	272.2	298.5	331.7	358.7	388.9	396.1	402.6	411.2	442.4
Depreciation expense	1,134.3	1,148.8	1,162.4	1,171.2	1,141.1	1,071.2	991.4	932.7	894.6	863.6
LIFO expense (income)	0.7	35.1	(28.0)	(35.2)	34.9	13.9	1.2	(0.2)	(15.2)	(1.3)
Share-based employee compensation	55.1	50.0	55.5	61.7	64.3	48.4	51.2	59.7	—	—
Property impairment charges	46.5	44.7	71.7	73.7	40.3	27.1	39.2	78.9	39.4	344.9
Miscellaneous equity investment impairment charge	—	—	—	—	—	—	—	—	—	10.6
Goodwill impairment charges	—	—	—	1,974.2	—	—	—	—	—	729.1
Equity in (earnings) losses of unconsolidated affiliate	(17.5)	(13.0)	(15.3)	(8.5)	2.5	(8.7)	(21.1)	(15.8)	(12.6)	7.1
Dividend received from unconsolidated affiliate	0.7	6.1	—	5.8	—	8.9	9.0	—	—	—
Total Adjusted EBITDA	$2,410.2	$2,424.5	$2,425.2	$2,621.3	$3,146.4	$2,953.3	$2,707.0	$2,306.9	$2,111.3	$2,537.5

Adjusted EBITDA as a multiple of interest expense	7.9x	8.9x	8.1x	7.9x	8.8x	7.6x	6.8x	5.7x	5.1x	5.7x

Financial Guidance For 2013[1]

▪ Earnings per Share	$2.25 – $2.45
▪ ID Sales (X-Fuel)	2.0% – 3.0%
▪ Operating Profit Margin Δ (X-Fuel) (Compared to settlement adjusted 2012[2])	0 bps – 10 bps
▪ Capital Expenditures	$1.0B – $1.1B
▪ Free Cash Flow	$0.85B – $0.95B

[1] Excludes impact from potential BHN IPO
[2] Compared to 2012 reported results, Δ would be (12) bps to (2) bps

See website for reconciliation

SAFEWAY investor conference 2013

2012 Financial Results

	Original Guidance	Actual
ID Sales (X-Fuel)	1.0% – 2.0%	0.5%
Operating Profit Margin Δ (X-Fuel)	±5 bps	+4 bps*
Capital Expenditures	$900M	$928M
Free Cash Flow	$0.85 – $0.95B	$0.97B
Earnings Per Share	$1.90 – $2.10	$2.27*

* Includes $46M for legal settlements; adjusted EPS of $2.15 excludes $0.12 settlement impact
See website for reconciliation

SAFEWAY investor conference 2013

Capital Expenditures as a % of Sales

$ Billions

'04-'12 average = 3.1%
3.4%
3.6%
4.2%
4.2%
3.6%
2.1%
2.0%
2.5%
2.1%
2.3%
2.3%
2.3%
2.2%
2.2%
2.3%
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13F
'14F
'15F
'16F
'17F
'13-'17
$1.2
$1.4
$1.7
$1.8
$1.6
$0.9
$0.8
$1.1
$0.9
~$1.1
~$1.1
~$1.1
~$1.2
~$1.2
$ Billions

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Free Cash Flow

$ Billions
0.5
0.4
0.4
0.7
1.5
1.1
0.8*
1.0
0.85-0.95
1.0-1.1
1.1-1.2
1.2-1.3
1.3-1.4
'05
'06
'07
'08
'09
'10
'11
'12
'13F
'14F
'15F
'16F
'17F

1.4	1.7	1.8	1.6	0.9	0.8	1.1	0.9	~1.1	~1.1	~1.1	~1.2	~1.2

Capital Expenditures

*Includes tax on Canada dividend
Excludes Blackhawk payables, net of receivables
See website for reconciliation

SAFEWAY investor conference 2013

Total Debt*

$ Billions
$8.4
$7.8
$6.8
$6.4
$5.9
$5.7
$5.5
$4.9
$4.8
$5.4
$5.6
$4.8
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13F

*Assumes retention of Blackhawk

SAFEWAY investor conference 2013